Exhibit 99.2

VISIONARY-MS Blinded Interim Data Update

VISIONARY-MS STUDY

Treatment of Visual Pathway Deficits In Chronic Optic Neuropathy for Assessment of Remyelination in Stable RMS

P113

H. Beadnall[1],A. Klistorner[3], M. Barnett[3], R. Sergott[4], A. Rynders[2], K.S. Ho[2], M. Mortenson[5], R. Glanzman[2], M. Hotchkin[2]

[1]Sydney Brain Mind Centre and Royal Prince Alfred Hospital, University of Sydney, Australia. [2]Clene Nanomedicine, Salt Lake City, UT. [3]Sydney Neuroimaging Analysis Centre, Sydney, Australia. [4]Annesley EyeBrain Center at Thomas Jefferson University Partnered with Wills Eye Hospital, Philadelphia, PA. [5]Clene Nanomedicine, North East, MD.

Best Corrected Low Contrast Letter Acuity (OD/OS)



Sloan 2.5% Contrast (2 meter)

Symbol Digit Modalities Test (Cognition)



9-Hole Peg Test (D/ND)



Timed 25-Foot Walk



25 Feet

LCLA (Primary Endpoint)



LCLA (All Eyes) Average Z-Score
14-February-2022 Data Cut, Preliminary Blinded Data
(vs. 'Mild' EDSS [≤1.5]; Mean ± SEM)
Mixed-Effects Model, p = <0.0001
Mean LCLA (All Eyes) Z-Score vs. BL 'Mild' EDSS (≤1.5)
0.5
0.0
-0.5
****
BL
Wk12
Wk24
Wk36
Wk48
Eyes, n =
142
138
128
118
102

(m)MSFC Secondary Endpoint



(m)MSFC 6-Component Average Z-Score
14-February-2022 Data Cut, Preliminary Blinded Data
(vs. 'Mild' EDSS [≤1.5]; Mean ± SEM)
Mixed-Effects Model, p = <0.0001
Mean Z-Score
Z-Score Based on 'Mild' EDSS (≤1.5)
0.4
0.2
0.0
-0.2
-0.4
-0.6
***
****
All Subjects with at least 4 of 6 (m)MSFC Domains by Completed Subject Visit.
(m)MSFC domains include LCLA (OS/OD), 9HPT (D/ND), T25FW, SDMT.
BL
Wk12
Wk24
Wk36
Wk48
n =
73
70
65
60
53

- Design: Randomized Double-Blind Placebo Controlled Trial (1:1:1, 30mg, 15mg, Placebo)
- Safety: No treatment related SAEs, TEAEs predominantly mild -to-moderate and transient
- Conclusion: Blinded data show clinically relevant improvements across LCLA & modified-MSFC domains



SDMT Average Z-Score (vs. Mild EDSS ≤1.5)
14-February-2022 Data Cut, Preliminary Blinded Data
(vs. 'Mild' EDSS [≤1.5]; Mean ± SEM)
BL
Wk12
Wk24
Wk36
Wk48
n =
72
71
65
59
62



9HPT Dominant Average Z-Score
14-February-2022 Data Cut, Preliminary Blinded Data
(vs. 'Mild' EDSS [≤1.5]; Mean ± SEM)
BL
73



9HPT Non-Dominant Average Z-Score
14-February-2022 Data Cut, Preliminary Blinded Data
(vs. 'Mild' EDSS [≤1.5]; Mean ± SEM)
BL
n =
73
71
65
63
54



T25FW Average Z-Score
14-February-2022 Data Cut, Preliminary Blinded Data
(vs. 'Mild' EDSS [≤1.5]; Mean ± SEM)
0.2
0.0

Notes: Mixed Effects Model, Dunnett's test for multiplicity: * p<0.05, ** p<0.01, *** p<0.001, **** p<0.0001. Z-Score based on Baseline value for EDSS with 'Mild' Severity (e.g., BL Low EDSS [≤1.5]) for each domain. (m)MSFC is the modified MS Functional composite (Low contrast letter acuity (LCLA), 9-hole peg test (9HPT), Timed 25-foot walk (T25FW), and Symbol digit modalities test (SDMT)). All available data in EDC.

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